Exhibit 10.2

SECURED PROMISSORY NOTE

Phoenix, Arizona
$31,000,000.00	August 3, 2016

1. FUNDAMENTAL PROVISIONS.

The following terms will be used as defined terms in this Secured Promissory Note (as it may be amended, modified, extended and renewed from time to time, the “Note”):

“Lender” shall mean WESTERN ALLIANCE BANK, an Arizona corporation.

“Borrower” shall mean, individually and collectively, jointly, severally, and jointly and severally, ZALANTA RESORT AT THE VILLAGE, LLC, a California limited liability company, and ZALANTA RESORT AT THE VILLAGE - PHASE II, LLC, a California limited liability company.

“Loan Amount” shall mean up to $31,000,000.00.

 “Interest Rate” shall mean a rate of interest at all times equal to the greater of: (i) 1.50% per annum above the Index Rate, or (ii) the Floor Rate.  The Interest Rate shall change from time to time as and when the Index Rate changes.

 “Floor Rate” shall mean a rate of interest equal to five percent (5.00%) per annum.

 “Default Interest Rate” shall mean five percent (5%) per annum above the Interest Rate. The Default Interest Rate shall change from time to time as and when the Interest Rate changes as a result of changes in the Index Rate.

“Index Rate” shall mean the rate of interest most recently publicly announced in the Western Edition of The Wall Street Journal as the “prime rate”.  Any change in the “prime rate” shall become effective as of the same date of any such change.

 “Maturity Date” shall mean August 3, 2018.

“Business Day” shall mean any day of the year other than Saturdays, Sundays and legal holidays on which Lender’s office located at 5335 Kietzke Lane, Suite 200, Reno, Nevada 89511 is closed.

“Deed of Trust” shall mean, collectively, that certain Construction Deed of Trust and Fixture Filing (With Assignment of Rents and Security Agreement) of even date herewith executed by ZALANTA RESORT AT THE VILLAGE, LLC, a California limited liability company, as Trustor, for the benefit of Lender, as Beneficiary, and that certain Deed of Trust and Fixture Filing (With Assignment of Rents and Security Agreement) of even date herewith executed by ZALANTA RESORT AT THE VILLAGE - PHASE II, LLC, a California limited liability company, as Trustor, for the benefit of Lender, as Beneficiary.

“Loan Documents” shall mean the Loan Agreement, the Note, the Deed of Trust, the Assignment of Condominium Documents, the Security Agreement, and any other documents securing the repayment of the Note.

“Loan Fee” shall mean $310,000.00.

“Loan” shall mean the loan from Lender to Borrower in up to the Loan Amount and evidenced by this Note.

“Loan Agreement” shall mean that certain Construction Loan Agreement of even date herewith between Borrower, as Borrower, and Lender, as Lender. Capitalized terms used herein and otherwise undefined shall have the meanings set forth in the Loan Agreement.

2. PROMISE TO PAY. For value received, Borrower promises to pay, in accordance with Paragraph 3(c) below, to the order of Lender, at its office at 5335 Kietzke Lane, Suite 200, Reno, Nevada 89511, or at such other place as the holder hereof may from time to time designate in writing, the Loan Amount, or so much thereof as shall from time to time be disbursed under the Loan Agreement, together with accrued interest from the date of disbursement on the unpaid principal balance at the Interest Rate.

3. INTEREST; PAYMENTS.

(a) Absent an Event of Default hereunder or under any of the Loan Documents, each advance made hereunder shall bear interest at the Interest Rate in effect from time to time. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.  All interest payable under this Note is computed using this method.  This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.  By executing below, Borrower hereby acknowledges and agrees to the calculation of the Interest Rate in accordance with a year of 360 days and acknowledges that calculation of interest in accordance with this Paragraph will increase the Loan’s effective interest rate above the stated Interest Rate and Default Interest Rate, as applicable.

(b) All payments of principal and interest due hereunder shall be made (i) without deduction of any present and future taxes, levies, imposts, deductions, charges or withholdings, which amounts shall be paid by Borrower, and (ii) without any other set off. Borrower will pay the amounts necessary such that the gross amount of the principal and interest received by the holder hereof is not less than that required by this Note.

(c) Commencing on September 5, 2016, and continuing on the same day of each calendar month thereafter, Borrower shall make consecutive monthly payments of all accrued, unpaid interest, with one (1) final “balloon” payment of all unpaid principal, accrued unpaid interest, and any other amounts due hereunder due and payable on the Maturity Date. If any payment of principal and interest to be made by Borrower hereunder shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing the interest in such payment.

(d) Commencing on the last day of the calendar quarter in which the CUO Date occurs, and continuing on the last day of each calendar quarter thereafter during the term of the Loan (each such date, a “Curtailment Date”), Borrower shall pay to Lender, from Borrower's own funds and not from proceeds of the Loan, good funds in an amount equal to $6,000,000.00, which funds shall be applied by Lender to reduce the outstanding unpaid principal balance of the Loan and the Note.  All Unit Release Prices paid by Borrower to Lender pursuant to Section 9 of the Loan Agreement prior to the date of the required principal reductions set forth in this Paragraph 3(d) shall be applied as a credit, on a cumulative basis, against each such required principal reduction.

4. PREPAYMENT.

(a) Borrower may prepay the Loan, in whole or in part, at any time without penalty or premium If Borrower prepays the Loan in full, together with such prepayment Borrower shall pay all accrued unpaid interest on the principal amount prepaid.

(b) In no event shall Borrower be entitled to reborrow any amounts prepaid.

5. LAWFUL MONEY.  Principal and interest are payable in lawful money of the United States of America.

6. APPLICATION OF PAYMENTS/LATE CHARGE.

(a) Absent the occurrence of an Event of Default hereunder or under any of the other Loan Documents, any payments received by the holder hereof pursuant to the terms hereof shall be applied first to the payment of all interest accrued to the date of such payment, next to principal, and the balance, if any, to the payment of sums, other than principal and interest, due the holder hereof pursuant to the Loan Documents. Any payments received by the holder hereof after the occurrence of an Event of Default hereunder or under any of the Loan Documents, shall be applied to the amounts specified in this Paragraph 6(a) in such order as the holder hereof may, in its sole discretion, elect.

(b) If any payment of interest and/or principal is not received by the holder hereof when such payment is due, then in addition to the remedies conferred upon the holder hereof pursuant to Paragraph 10 hereof and the other Loan Documents, (i) a late charge of five percent (5%) of the amount of the installment due and unpaid or $10.00, whichever is greater, will be added to the delinquent amount to compensate the holder hereof for the expense of handling the delinquency for any payment past due in excess of ten (10) days, regardless of any notice and cure periods, and (ii) the amount due and unpaid (including, without limitation, the late charge) shall bear interest at the Default Interest Rate, computed from the date on which the amount was due and payable until paid.

7. SECURITY AND GUARANTY.  This Note is secured by, inter alia, the Deed of Trust, which Deed of Trust creates a lien on that certain real and personal property described therein, the Assignment of Condominium Documents, and the Security Agreement.  This Note is guaranteed by the Repayment Guaranty.

8. ACCELERATION BY REASON OF TRANSFER.  All provisions of Section 1.12 of the Deed of Trust apply to this Note, the same as if such provisions were set forth in full in this Note.

9. EVENT OF DEFAULT.  The occurrence of any Event of Default (as defined in the Loan Agreement) shall constitute an Event of Default hereunder.

10. REMEDIES.  Upon the occurrence of an Event of Default, then at the option of the holder hereof, the entire balance of principal together with all accrued interest thereon, and all other amounts payable by Borrower under the Loan Documents shall, without demand or notice, immediately become due and payable.  Upon the occurrence of an Event of Default (and so long as such Event of Default shall continue), all amounts due and payable by Borrower under the Loan Documents shall bear interest at the Default Interest Rate, subject to the limitations contained in Paragraph 15 hereof. No delay or omission on the part of the holder hereof in exercising any right under this Note or under any of the other Loan Documents hereof shall operate as a waiver of such right.

11. WAIVER.  Borrower, endorsers, guarantors, and sureties of this Note hereby waive diligence, demand for payment, presentment for payment, protest, notice of nonpayment, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, and notice of nonpayment, and all other notices or demands of any kind (except notices specifically provided for in the Loan Documents) and expressly agree that, without in any way affecting the liability of Borrower, endorsers, guarantors, or sureties, the holder hereof may extend any maturity date or the time for payment of any installment due hereunder, otherwise modify the Loan Documents, accept additional security, release any Person liable, and release any security or guaranty. Borrower, endorsers, guarantors, and sureties waive, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense.

12. CHANGE, DISCHARGE, TERMINATION, OR WAIVER.  No provision of this Note may be changed, discharged, terminated, or waived except in a writing signed by the party against whom enforcement of the change, discharge, termination, or waiver is sought. No failure on the part of the holder hereof to exercise and no delay by the holder hereof in exercising any right or remedy under this Note or under the law shall operate as a waiver thereof.

13. ATTORNEYS’ FEES.  If this Note is not paid when due or if any Event of Default occurs, Borrower promises to pay all costs of enforcement and collection and preparation therefor, including but not limited to, reasonable attorneys’ fees, whether or not any action or proceeding is brought to enforce the provisions hereof (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings (whether at the trial or appellate level)).

14. SEVERABILITY.  If any provision of this Note is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

15. INTEREST RATE LIMITATION.  Borrower hereby agrees to pay an effective rate of interest that is the sum of the interest rate provided for herein, together with any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan, including, without limitation, the Loan Fee and any other fees to be paid by Borrower pursuant to the provisions of the Loan Documents. Lender and Borrower agree that none of the terms and provisions contained herein or in any of the Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Arizona. In such event, if any holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of Arizona, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of the holder, be credited to the payment of other amounts payable under the Loan Documents or returned to Borrower.

16. NUMBER AND GENDER.  In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa.

17. HEADINGS.  Headings at the beginning of each numbered section of this Note are intended solely for convenience and are not part of this Note.

18. DISHONORED ITEM FEE.  In addition to all other fees that may be assessed under any of the Loan Documents, a fee may be assessed if a payment by check or preauthorized charge is later dishonored.

19. LOAN FEE.  As a condition precedent to any obligation of Lender to disburse any portion of the Loan, Borrower agrees to pay Lender the non-refundable Loan Fee in accordance with the terms and conditions set forth in the Loan Agreement as partial compensation for Lender agreeing to extend the Loan to Borrower.

20. INTEGRATION.  The Loan Documents contain the complete understanding and agreement of the holder hereof and Borrower and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations.

21. BINDING EFFECT.  The Loan Documents will be binding upon, and inure to the benefit of, the holder hereof, Borrower, and their respective successors and assigns. Borrower may not delegate its obligations under the Loan Documents.

22. TIME OF THE ESSENCE.  Time is of the essence with regard to each provision of the Loan Documents as to which time is a factor.

23. SURVIVAL.  The representations, warranties, and covenants of the Borrower in the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loan.

24. CHOICE OF LAW.  THIS NOTE HAS BEEN DELIVERED IN ARIZONA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA.  THE COURTS OF ARIZONA, FEDERAL OR STATE, SHALL HAVE JURISDICTION OF ALL LEGAL ACTIONS ARISING OUT OF THIS NOTE.  BY EXECUTING THIS NOTE, THE UNDERSIGNED SUBMITS TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS OF ARIZONA.

25. JURY WAIVER.  BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR ANY OTHER RELATED DOCUMENT OR LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

26. RIGHT OF SETOFF.  Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower’s right, title and interest in and to, Borrower’s accounts with Lender (whether checking, savings, or some other account), including, without limitation, all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

 [Signature Page Follows]

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

ZALANTA RESORT AT THE VILLAGE, LLC, a California limited liability company

By:	Owens Realty Mortgage, Inc., a Maryland corporation, Manager

By: /s/ William C. Owens
Name: William C. Owens
Title: Chairman of the Board

ZALANTA RESORT AT THE VILLAGE - PHASE II, LLC, a California limited liability company

By:	Owens Realty Mortgage, Inc., a Maryland corporation, Manager

By: /s/ William C. Owens
Name: William C. Owens
Title: Chairman of the Board

                                          “BORROWER”

Signature Page to Secured Promissory Note